                                                                   EXHIBIT 99(c)

                       AMERICAN HONDA FINANCE CORPORATION
        Annual Statement to Certificateholder -- Honda Auto Receivables
                               2001-3 Owner Trust
                          04/01/2001 THROUGH 03/31/2002


I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
  (A) Total Portfolio Balance                                                              $1,846,164,789.37
  (B) Total Securities Balance                                                             $1,846,164,789.37
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $482,000,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                        26.11%
    (iii) Class A-1 Notes Rate                                                                      2.38875%
    (iv)  Class A-1 Notes Accrual Basis                                                           Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $475,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                        25.73%
    (iii) Class A-2 Notes Rate                                                                        2.760%
    (iv) Class A-2 Notes Accrual Basis                                                                30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $438,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                          23.72%
    (iii) Class A-3 Notes Rate                                                                        3.400%
    (iv) Class A-3 Notes Accrual Basis                                                                30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $405,000,000.00
    (ii)  Class A-4 Notes Percentage (F(i)/B)                                                         21.94%
    (iii) Class A-4 Notes Rate                                                                        3.960%
    (iv) Class A-4 Notes Accrual Basis                                                                30/360
  (G) Certificates
    (i)   Certificates Balance                                                                $46,164,789.37
    (ii)  Certificates Percentage (G(i)/B)                                                             2.50%
    (iii) Certificates Rate                                                                           3.960%
    (iv) Certificates Accrual Basis                                                                   30/360
  (H) Servicing Fee Rate                                                                               1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                                6.82%
    (ii)  Weighted Average Original Maturity                                                           55.54 months
(WAOM)
    (iii) Weighted Average Remaining Maturity                                                          45.71 months
(WAM)
    (iv) Number of Receivables                                                                       137,554
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit                                                              0.50%
Percentage
    (ii)  Reserve Account Initial Deposit                                                      $9,230,823.95
    (iii) Specified Reserve Account Percentage                                                         0.75%
    (iv) Specified Reserve Account Balance                                                    $11,512,090.00

  (K) Yield Supplement Account Deposit                                                         $1,361,941.97

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
  (A) Total Portfolio Balance                                                              $1,846,164,789.37
  (B) Total Securities Balance                                                             $1,846,164,789.37
  (C) Cumulative Note and Certificate Pool                                                         1.0000000
Factor
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $482,000,000.00
    (ii)  Class A-1 Notes Pool Factor                                                              1.0000000
    (iii) Class A-1 Notes Interest Carryover                                                           $0.00


Shortfall
    (iv) Class A-1 Notes Principal Carryover                                                           $0.00
Shortfall
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $475,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                              1.0000000
    (iii) Class A-2 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-2 Notes Principal Carryover                                                           $0.00
Shortfall
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $438,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                              1.0000000
    (iii) Class A-3 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-3 Notes Principal Carryover                                                           $0.00
Shortfall
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $405,000,000.00
    (ii)  Class A-4 Notes Pool Factor                                                              1.0000000
    (iii) Class A-4 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-4 Notes Principal Carryover                                                           $0.00
Shortfall
  (H) Certificates
    (i)   Certificates Balance                                                                $46,164,789.37
    (ii)  Certificates Pool Factor                                                                 1.0000000
    (iii) Certificates Interest Carryover                                                              $0.00
    (iv) Certificates Principal Carryover                                                              $0.00
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                      $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                      $9,230,823.95
    (ii)  Yield Supplement Account                                                             $1,361,941.97
    (iii) Payahead Account                                                                             $0.00
    (iv)  Advances Outstanding                                                                         $0.00
  (K) Portfolio Summary as of End of Prior
Month
    (i)   Weighted Average Coupon (WAC)                                                                6.82%
    (ii)  Weighted Average Remaining Maturity                                                          45.71 months
(WAM)
    (iii) Number of Receivables                                                                      137,554
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                            100.00%
    (ii)  Certificate Percentage                                                                       0.00%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                              $0.00
    (ii)  Prepayments in Full                                                                          $0.00
    (iii) Prepayments in Full due to Repurchases                                                       $0.00
  (B) Precomputed Contracts Total Collections                                                          $0.00
  (C) Precomputed Interest Receivables Interest                                                        $0.00
(B-A((I)+(ii)+(iii)))
  (D) Simple Interest Receivables Principal                                                               $0
    (i)   Principal Collections                                                              $242,012,501.84
    (ii)  Prepayments in Full                                                                $130,529,903.48
    (iii) Repurchased Receivables Related to                                                           $0.00
Principal
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                         $57,345,980.76
  (F) Payment Advance for Precomputes


    (i)   Reimbursement of Previous Advances                                                           $0.00
    (ii)  Current Advance Amount                                                                       $0.00
  (G) Interest Advance for simple Interest - Net                                                 $724,207.11
  (H) Payahead Account
    (i)   Payments Applied                                                                             $0.00
    (ii)  Additional Payaheads                                                                         $0.00
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                                6.82%
    (ii)  Weighted Average Remaining Maturity                                                          40.39 months
(WAM)
    (iii) Remaining Number of Receivables                                                            125,614

                                                   # DOLLAR AMOUNT
                                               Units
                                               -----
  (J) Delinquent Receivables
    (i)  31-60 Days Delinquent                 1,440 1.15%     $18,351,031.24         1.25%
    (ii)  61-90 Days Delinquent                  148 0.12%      $2,014,535.96         0.14%
    (ii) 91 Days or More Delinquent               16 0.01%        $185,042.43         0.01%
  (K) Vehicles Repossessed During Collection      46 0.04%        $674,776.77         0.05%
Period
  (L) Total Accumulated Repossessed Vehicles      94 0.07%      $1,330,050.02         0.09%
in Inventory


IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
  (A) Collection Account Investment Income                                                             $0.00
  (B) Reserve Account Investment Income                                                          $114,888.44
  (C) Yield Supplement Account Investment                                                         $10,028.50
Income
  (D) Trust Fees Expense                                                                          $10,000.00
  (E) Aggregate Net Losses for Collection Period                                                 $764,896.42
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated                                                  $1,265,628.12
Receivables
    (ii) Liquidation Proceeds                                                                     404,486.25
    (ii) Recoveries from Prior Month Charge Offs                                                  $96,245.45
  (G) Days in Accrual Period                                                                             183
  (H) Deal age                                                                                             6

                                                    COLLECTIONS
                                                    -----------

V. INTEREST COLLECTIONS
-----------------------
  (A) Total Interest Collections                                                              $58,070,187.87
(III(C+E(i)-F(i)+F(ii)+G)

VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received                                                            $372,542,405.32
(III(A((i)+(ii))+(D(i)+(ii)))
  (B) Liquidation Proceeds  (IV(F(i)))                                                            404,486.25
  (C) Repurchased Loan Proceeds Related to                                                              0.00
Principal  (III(A(iii)+D(iii)))
  (D) Recoveries from Prior Month Charge                                                           96,245.45
Offs (IV(F(ii)))
                                                                                             ---------------
  (E) Total Principal Collections
(A+B+C+D)                                                                                     373,043,137.02

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                   431,113,324.89
-----------------------------------------------------------                                   --------------



VIII. YIELD SUPPLEMENT DEPOSIT                                                                   $570,354.35
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                         431,683,679.24
-------------------------------------



                                                   DISTRIBUTIONS
                                                   -------------

X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due                                                                    $8,440,347.60
(I(H)/12)(II(B))+(II(H)(i))
    (ii)  Servicing Fee Paid                                                                   $8,440,347.60
                                                                                      -----------------------
    (iii) Servicing Fee Shortfall                                                                      $0.00
  (B) Reserve Account Investment Income
(IV(B))                                                                                           114,888.44
  (C) Yield Supplement Account Investment
Income  (IV(C))                                                                                    10,028.50
  (D) Trust Fees Expense (IV(D))
                                                                                                   10,000.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                      $3,965,274.95
       (b)  Class A-1 Notes Interest Paid                                                       3,965,274.95
                                                                                      -----------------------
       (c) Class A-1 Notes Interest Shortfall                                                          $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                      $6,591,416.67
       (b)  Class A-2 Notes Interest Paid                                                       6,591,416.67
                                                                                      -----------------------
       (c) Class A-2 Notes Interest Shortfall                                                          $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                      $7,487,366.67
       (b)  Class A-3 Notes Interest Paid                                                       7,487,366.67
                                                                                      -----------------------
       (c) Class A-3 Notes Interest Shortfall                                                          $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                      $8,063,550.00
       (b)  Class A-4 Notes Interest Paid                                                       8,063,550.00
                                                                                      -----------------------
       (c) Class A-4 Notes Interest Shortfall                                                          $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                          $26,107,608.29
       (b)  Total Note Interest Paid                                                           26,107,608.29
                                                                                      -----------------------
       (c) Total Note Interest Shortfall                                                               $0.00
       (d) Reserve Fund Withdrawn for Note                                                             $0.00
Interest
Amount available for distributions after Fees &
Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                      397,125,723.35
  (B) Principal
    (i) Noteholders' Principal Distribution                                                  $373,808,033.44
Amounts
    (ii) Class A-1 Notes Principal
       (a)  Class A-1 Notes Principal Due
                                                                                              373,808,033.44
       (b)  Class A-1 Notes Principal Paid                                                    373,808,033.44
                                                                                      -----------------------
       (c)  Class A-1 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (iii) Class A-2 Notes Principal
       (a)  Class A-2 Notes Principal Due                                                              $0.00
       (b)  Class A-2 Notes Principal Paid                                                             $0.00
                                                                                      -----------------------


                                                                                      -----------------------
       (c)  Class A-2 Notes Principal Shortfall                                                        $0.00
       (d)  Reserve Fund drawn                                                                         $0.00
    (iv) Class A-3 Notes Principal
       (a)  Class A-3 Notes Principal Due                                                              $0.00
       (b)  Class A-3 Notes Principal Paid                                                             $0.00
                                                                                      -----------------------
       (c)  Class A-3 Notes Principal Shortfall                                                        $0.00
       (d)  Reserve Fund drawn                                                                         $0.00
    (v) Class A-4 Notes Principal
       (a)  Class A-4 Notes Principal Due                                                              $0.00
       (b)  Class A-4 Notes Principal Paid                                                             $0.00
                                                                                      -----------------------
       (c) Class A-4 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (vi) Total Notes Principal
       (a)  Total Notes Principal Due                                                        $373,808,033.44
       (b)  Total Notes Principal Paid                                                        373,808,033.44
                                                                                      -----------------------
       (c)  Total Notes Principal Shortfall                                                            $0.00
       (d)  Reserve Fund drawn                                                                         $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve                                                   $23,317,689.91
account
  Amount deposited into reserve Account                                                         4,615,411.97
                                                                                      -----------------------
  Excess Amount Release from Reserve Account                                                    2,334,145.92
                                                                                      -----------------------
  Excess funds available to Certificateholders                                                 21,036,423.86
                                                                                      -----------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
  (A) Interest
     (i)   Certificate Interest Due                                                              $919,140.93
     (ii)  Certificate Interest Shortfall Beginning                                                    $0.00
Balance
                                                                                      -----------------------
     (iii) Total Certificate Interest Due                                                        $919,140.93
     (iv)  Certificate Interest Paid                                                              919,140.93
     (v)   Certificate Interest Shortfall Ending                                                       $0.00
Balance
  (B) Principal
     (i)   Certificate Principal Due                                                                   $0.00
     (ii)  Certificate Principal Shortfall Beginning                                                   $0.00
Balance
                                                                                      -----------------------
     (iii) Total Certificate Principal Due                                                             $0.00
     (iv)  Certificate Principal Paid                                                                   0.00
     (v)   Certificate Principal Shortfall Ending                                                      $0.00
Balance
  (C) Release to Seller                                                                       $20,117,282.93

                                                 DISTRIBUTIONS SUMMARY
                                                 ---------------------

  (A) Total Collections                                                                      $431,683,679.24
  (B) Service Fee                                                                              $8,440,347.60
  (C) Trustee Fees                                                                                $10,000.00
  (D) Class A1 Amount                                                                        $377,773,308.39
  (E) Class A2 Amount                                                                          $6,591,416.67
  (F) Class A3 Amount                                                                          $7,487,366.67
  (G) Class A4 Amount                                                                          $8,063,550.00
  (H) Amount Deposited into Reserve Account                                                    $4,615,411.97
  (I) Certificateholders                                                                         $919,140.93
  (J) Release to seller                                                                       $20,117,282.93
  (K) Total amount distributed                                                               $434,017,825.16
  (L) Amount of Draw from Reserve Account                                                               0.00
  (M) Excess Amount Released from Reserve                                                       2,334,145.92
Account


                                            PORTFOLIO AND SECURITY SUMMARY
                                            ------------------------------

                                                                Beginning                      End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                    of Period                   of Period
--------------------------------------------                ------------------        -----------------------
  (A) Balances and Principal Factors
    (i)    Aggregate Balance of Notes                       $1,800,000,000.00              $1,426,191,966.56
    (ii)   Note Pool Factor                                         1.0000000                      0.7923289
    (iii)  Class A-1 Notes Balance                             482,000,000.00                 108,191,966.56
    (iv)   Class A-1 Notes Pool Factor                              1.0000000                      0.2244647
    (v)    Class A-2 Notes Balance                             475,000,000.00                 475,000,000.00
    (vi)   Class A-2 Notes Pool Factor                              1.0000000                      1.0000000
    (vii)  Class A-3 Notes Balance                             438,000,000.00                 438,000,000.00
    (viii) Class A-3 Notes Pool Factor                              1.0000000                      1.0000000
    (ix)   Class A-4 Notes Balance                             405,000,000.00                 405,000,000.00
    (x)    Class A-4 Notes Pool Factor                              1.0000000                      1.0000000
    (xi)   Certificates Balance                                 46,164,789.37                  46,164,789.37
    (xii)  Certificates Pool Factor                                 1.0000000                      1.0000000
    (xiii) Total Principal Balance of Notes and              1,846,164,789.37               1,472,356,755.93
Certificates

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                 6.82%                          6.82%
    (ii)  Weighted Average Remaining Maturity                           45.71 months                   40.39 months
(WAM)
    (iii) Remaining Number of Receivables                             137,554                        125,614
    (iv)  Portfolio Receivable Balance                      $1,846,164,789.37              $1,472,356,755.93
  (C) Outstanding Advance Amount                                        $0.00                    $724,207.11
  (D) Outstanding Payahead Balance                                      $0.00                          $0.00


                                                  SUMMARY OF ACCOUNTS
                                                  -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
  (A) Beginning Reserve Account Balance                                                        $9,230,823.95
  (B) Draws                                                                                             0.00
    (i)   Draw for Servicing Fee                                                                        0.00
    (ii)  Draw for Interest                                                                             0.00
    (iii) Draw for Realized Losses                                                                      0.00
  (C) Excess Interest Deposited into the                                                        4,615,411.97
Reserve Account
  (D) Reserve Account Balance Prior to                                                         13,846,235.92
Release
  (E) Reserve Account Required Amount                                                          11,512,090.00
  (F) Final Reserve Account Required Amount                                                    11,512,090.00
  (G) Excess Reserve Account Amount                                                             2,334,145.92
  (H) Ending Reserve Account Balance                                                           11,512,090.00

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
  (A) Beginning Yield Supplement Account                                                        1,361,941.97
Balance
  (B) Investment Earnings                                                                          10,028.50
  (C) Investment Earnings Withdraw                                                                 10,028.50
  (D) Additional Yield Supplement Amounts                                                               0.00
  (E) Yield Supplement Deposit Amount                                                             570,354.35
                                                                                      -----------------------
  (F) Ending Yield Supplement Account Balance                                                     791,587.62


XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                   $404,486.25
    (ii)  Recoveries on Previously Liquidated                                                      96,245.45
Contracts
  (B) Aggregate Net Losses for Collection                                                         764,896.42
Period
  (C) Net Loss Rate for Collection Period                                                              0.05%
(annualized)
  (D) Cumulative Net Losses for all Periods                                                       764,896.42

                                                   # DOLLAR AMOUNT
                                               Units
                                               -----
  (E) Delinquent Receivables
    (i)  31-60 Days Delinquent                 1,440  1.15%    $18,351,031.24         1.25%
    (ii)  61-90 Days Delinquent                  148  0.12%     $2,014,535.96         0.14%
    (ii) 91 Days or More Delinquent               16  0.01%       $185,042.43         0.01%

                                                   # DOLLAR AMOUNT
                                               Units
                                               -----
XVIII. REPOSSESSION ACTIVITY
----------------------------
  (A) Vehicles Repossessed During Collection      46  0.04%       $674,776.77         0.05%
Period
  (B) Total Accumulated Repossessed Vehicles      94  0.07%     $1,330,050.02         0.09%
in Inventory



XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
  (A) Ratio of Net Losses to the Pool Balance as
of Each Collection Period
    (i)   Second Preceding Collection Period                                                           0.14%
    (ii)  Preceding Collection Period                                                                  0.21%
    (iii) Current Collection Period                                                                    0.20%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                          0.18%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding
Balance of Receivables.
    (i)   Second Preceding Collection Period                                                           0.20%
    (ii)  Preceding Collection Period                                                                  0.18%
    (iii) Current Collection Period                                                                    0.21%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                          0.20%

  (C) Loss and Delinquency Trigger Indicator                                         Trigger was not hit.




I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/S/ JOHN I. WEISICKLE
JOHN I. WEISICKLE, VICE PRESIDENT